SECURITIES AND EXCHANGE COMMISSION

                        Washington, D. C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 21, 2000

Commission     Registrant; State of Incorporation;     I.R.S.
File Number    Address; and Telephone Number          Employer
                                                   Identification
                                                         No.
-----------    ----------------------------------  --------------

333-21011      FIRSTENERGY CORP.                     34-1843785
               (An Ohio Corporation)
               76 South Main Street
               Akron, Ohio  44308
               Telephone (800)736-3402

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Item 5.  Other Events

          On November 21, 2000, common stock shareholders of FirstEnergy Corp. and GPU, Inc. approved the Merger Agreement, dated August 8, 2000, which was reported on Form 8-K filed by FirstEnergy Corp. on August 10, 2000.

          The joint press release issued in connection with the shareholder approval is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


Item 7.  Exhibits

Exhibit No.                   Description
-----------                   -----------

  99 Joint Press Release dated November 21, 2000 of FirstEnergy Corp. and GPU, Inc.

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                             SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



November 27, 2000



                                    FIRSTENERGY CORP.
                                    -----------------
                                      Registrant



                                 /s/ Jeffery R. Kalata
                                ------------------------
                                     Jeffery R. Kalata
                                   Assistant Controller

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